Exhibit 10.2
                                                     ------------





                         AMENDMENT NO. 1
                         ---------------

         AMENDMENT NO. 1 (the "AMENDMENT"), dated as of January 14, 1997, to that certain Credit Agreement, dated as of October 15, 1996 (the "CREDIT AGREEMENT"), among METTLER-TOLEDO HOLDING, INC., a Delaware corporation (together with its successors, "HOLDING"), MT ACQUISITION CORP. (which has since been merged into Mettler-Toledo, Inc.), a Delaware corporation (together with its successors, "US BORROWER") and METTLER-TOLEDO HOLDING AG, a corporation organized under the laws of Switzerland and after giving effect to the MT Acquisition, a Wholly-Owned Subsidiary of US Borrower (together with its successors, "CH BORROWER" and, together with US Borrower, the "BORROWERS") the several financial institutions from time to time party thereto (the "LENDERS"), the Subsidiary Swing Line Borrowers named therein, MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED, as documentation agent and arranger, THE BANK OF NOVA SCOTIA, as Administrative Agent, CREDIT SUISSE, as a co-agent, and LEHMAN COMMERCIAL PAPER, INC., as a co-agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to those terms in the Credit Agreement.

                      W I T N E S S E T H :
                      ---------------------

         WHEREAS, Holding, the Borrowers, the Subsidiary Swing
Line Borrowers and the Lenders wish to amend the Credit Agreement as herein provided; and

         WHEREAS, pursuant to Section 11.1 of the Credit
Agreement, Holding, the Borrowers and the Lenders hereby agree to amend Section 7.16 of the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                    SECTION ONE - AMENDMENTS.
                    ----------- - -----------
         1.1. Section 7.16 of the Credit Agreement is hereby amended by deleting the words "90 days" in the first line thereof and by inserting in its place "180 days".

  SECTION TWO - CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.
   ----------- - ---------------------------------------------
         2.1. This Amendment shall become effective on the date on which the Administrative Agent shall have received duly executed counterparts hereof from Holding, the Borrowers, the Subsidiary Swing Line Borrowers and the Lenders.

         SECTION THREE - REPRESENTATIONS AND WARRANTIES.
         ------------- - -------------------------------
         3.1. In order to induce the Lenders to enter into this Amendment, the Borrowers represent and warrant to the Administrative Agent and each of the Lenders that after giving effect to this Amendment, (i) no Unmatured Event of Default or Event of Default has occurred and is continuing; and (ii) all of the representations and warranties in the Credit Agreement, giving effect to this Amendment, are true, correct and accurate in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement. The Borrowers further represent and warrant (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and each Lender that:

               (i) Each Loan Party has the corporate power, authority and legal right to execute, deliver and perform its obligations under this Amendment and has taken all actions necessary to authorize the execution, delivery and performance of its obligations under this Amendment;

               (ii) No consent of any person other than the Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance of any Loan Party's obligations, validity or enforceability of this Amendment;

               (iii) This Amendment has been duly executed and delivered on behalf of each Loan Party by a duly authorized officer of the respective Loan Party and constitutes a legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally; and

               (iv) The execution, delivery and performance of this Amendment will not violate any requirement of law or Contractual Obligation of any Loan Party.

                  SECTION FOUR - MISCELLANEOUS
                  ------------ - -------------

         4.1. Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

         4.2. All references to the Credit Agreement contained in any of the Loan Documents shall mean the Credit Agreement as amended hereby, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

         4.3. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

         4.4. Each of the Borrowers agree to reimburse the Administrative Agent and the Arranger and Documentation Agent for their out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel, counsel for the Administrative Agent and the Arranger and Documentation Agent.

         4.5. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

          [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              METTLER-TOLEDO, INC. (the survivor
                                of the merger of MT Acquisition
                                Corp. and Mettler-Toledo, Inc.),
                                as a Borrower


                              By:/s/ Fred Ort
                                 -------------------------------
                                Name:  Fred Ort
                                Title: Head, Finance & Control

                              METTLER-TOLEDO HOLDING AG,
                                as a Borrower


                              By:/s/ Fred Ort
                                 -------------------------------
                                Name:  Fred Ort
                                Title: Head, Finance & Control


                              METTLER-TOLEDO HOLDING INC.,
                                as Guarantor


                              By:/s/ Fred Ort
                                 -------------------------------
                                Name:  Fred Ort
                                Title: Head, Finance & Control


                              GARVENS AUTOMATION GmbH,
                                GIESEN, as a Subsidiary Swing
                                Line
                                Borrower


                              By:/s/ Jurgen Samtleben
                                 -------------------------------
                                Name:  Jurgen Samtleben
                                Title: General Manager

                              METTLER-TOLEDO GmbH, GIESSEN, as a
                                Subsidiary Swing Line Borrower


                              By:/s/ Jochen Wienbeck
                                 -------------------------------
                                Name:  Jochen Wienbeck
                                Title: General Manager


                              By:/s/ Joachim Ruhl
                                 -------------------------------
                                Name:  Joachim Ruhl
                                Title: Head, Fin. & Contr.


                              METTLER-TOLEDO S.A., VIROFLAY,
                                as a Subsidiary Swing Line
                                Borrower


                              By:/s/ Z.J. Voorendt
                                 -------------------------------
                                Name:  Z.J. Voorendt
                                Title: General Manager


                              METTLER-TOLEDO K.K., TAKARAZUKA, as
                                a Subsidiary Swing Line Borrower


                              BY:/S/ IWAO KOISHI
                                 -------------------------------
                                Name:  Iwao Koishi
                                Title: Manager, Finance,
                                Administration
                                and Logistics


                              METTLER-TOLEDO (ALBSTADT) GmbH,
                                ALBSTADT, as a Subsidiary Swing
                                Line Borrower


                              By:/s/ Johann Tikart
                                 -------------------------------
                                Name:  Johann Tikart
                                Title: General Manager


                              By:/s/ Manfred Wochner
                                 -------------------------------
                                Name:  Manfred Wochner
                                Title: Head, Finance Group

                              METTLER-TOLEDO AG, GRIEFENSEE, as a
                                Subsidiary Swing Line Borrower


                              By:/s/ Hans-Rudoff Brutsch
                                 -------------------------------
                                Name:  Hans-Rudolf Brutsch
                                Title: Head, Finance Group


                              METTLER-TOLEDO LTD., LEICESTER,
                                as a Subsidiary Swing Line
                                Borrower


                              By:/s/ Graham Anthony Eley
                                 -------------------------------
                                Name:  Graham Anthony Eley
                                Title: Financial Controller &
                                       Company Secretary


                              MERRILL LYNCH & CO., MERRILL LYNCH,
                                PIERCE, FENNER & SMITH
                                INCORPORATED, as Arranger and
                                Documentation Agent


                              By:/s/ Christopher K. Stout
                                 -------------------------------
                                Name:  Christopher K. Stout
                                Title: Vice President


                              THE BANK OF NOVA SCOTIA,
                                as Administrative Agent


                              By:/s/ Todd Meller
                                 -------------------------------
                                Name:  Todd Meller
                                Title: Authorized Signatory


                              CREDIT SUISSE,
                                as Co-Agent


                              By:/s/ Martin P. Lasance
                                 -------------------------------
                                Name:  Martin P. Lasance
                                Title: Associate


                              By:/s/ Karl M. Studer
                                 -------------------------------
                                Name:  Karl M. Studer
                                Title: Member of Senior
                                Management


                              LEHMAN COMMERCIAL PAPER INC.,
                                as Co-Agent


                              By:/s/ Michelle Swanson
                                 -------------------------------
                                Name:  Michelle Swanson
                                Title: Authorized Signatory


                              MERRILL LYNCH CAPITAL CORPORATION,
                                as a Lender


                              By:/s/ Christopher K. Stout
                                 -------------------------------
                                Name:  Christopher K. Stout
                                Title: Vice President


                              ING CAPITAL ADVISORS, INC., as Agent
                                for Bank Syndication Account,
                                as a Lender


                              By:/s/ Michael D. Hatley
                                 -------------------------------
                                Name:  Michael D. Hatley
                                Title: Vice President & Portfolio
                                Manager


                              CREDITANSTALT CORPORATE
                                FINANCE, INC.,
                                as a Lender


                              By:/s/ Alan B. Offenberg
                                 -------------------------------
                                Name:  Alan B. Offenberg
                                Title: Senior Associate


                              By:/s/ Gregory F. Mathis
                                 -------------------------------
                                Name:  Gregory F. Mathis
                                Title: Vice President


                              UNION BANK OF SWITZERLAND,
                                as a Lender


                              By:/s/ T. Frei
                                 -------------------------------
                                Name:  T. Frei
                                Title: Vice President, Structured
                                Finance


                              By:/s/ Y. Stillhart
                                 -------------------------------
                                Name:  Y. Stillhart
                                Title: Assistant Vice President


                              TCW ASSET MANAGEMENT COMPANY, on
                                behalf of its managed accounts,
                                as a Lender


                              By:/s/ Justin Driscoll
                                 -------------------------------
                                Name:  Justin Driscoll
                                Title: Vice President


                              LEHMAN COMMERCIAL PAPER INC.,
                                as a Lender


                              By:/s/ Michelle Swanson
                                 -------------------------------
                                Name:  Michelle Swanson
                                Title: Authorized Signatory


                              THE BANK OF NOVA SCOTIA,
                                as a Lender


                              By:/s/ Todd Meller
                                 -------------------------------
                                Name:  Todd Meller
                                Title: Authorized Signatory


                              CRESTAR BANK,
                                as a Lender


                              By:/s/ Linda L. Bergmann
                                 -------------------------------
                                Name:  Linda L. Bergmann
                                Title: Vice President


                              SOCIETE GENERALE,
                                as a Lender


                              By:/s/ John J. Wagner
                                 -------------------------------
                                Name:  John J. Wagner
                                Title: Vice President


                              BANQUE FRANCAISE DU COMMERCE
                                EXTERIEUR,
                                as a Lender


                              By:/s/ Frederick K. Kammler
                                 -------------------------------
                                Name:  Frederick K. Kammler
                                Title: Vice President


                              By:/s/ Kevin Dorsay
                                 -------------------------------
                                Name:  Kevin Dorsay
                                Title: Vice President


                              PRIME INCOME TRUST,
                                as a Lender


                              By:/s/ Rafael Boolan
                                 -------------------------------
                                Name:  Rafael Boolan
                                Title: V.P. Portfolio Manager


                              COMPAGNIE FINANCIERE DE CIC ET DE
                                L'UNION EUROPEENE,
                                as a Lender


                              By:/s/ Sean Mounier
                                 -------------------------------
                                Name:  Sean Mounier
                                Title: First Vice President


                              By:/s/ Brian O'Leary
                                 -------------------------------
                                Name:  Brian O'Leary
                                Title: Vice President


                              PNC BANK, NATIONAL ASSOCIATION,
                                as a Lender


                              By:/s/ Tom Colwell
                                 -------------------------------
                                Name:  Tom Colwell
                                Title: Vice President


                              THE FIRST NATIONAL BANK OF BOSTON,
                                as a Lender


                              By:/s/ Diane J. Exter
                                 -------------------------------
                                Name:  Diane J. Exter
                                Title: Managing Director


                              OCTAGON CREDIT INVESTORS LOAN
                                PORTFOLIO (a unit of The Chase
                                Manhattan Bank),
                                as a Lender


                              By:/s/ Joyce C. DeLucca
                                 -------------------------------
                                Name:  Joyce C. DeLucca
                                Title: Vice President


                              PILGRIM AMERICA PRIME RATE,
                                as a Lender


                              By:/s/ Michael J. Bacevich
                                 -------------------------------
                                Name:  Michael J. Bacevich
                                Title: Vice President


                              INDOSUEZ CAPITAL FUNDING II LIMITED
                                by Indosuez Capital as Portfolio
                                Advisor,
                                as a Lender


                              By:/s/ Francoise Berthelot
                                 -------------------------------
                                Name:  Francoise Berthelot
                                Title: Vice President


                              THE INDUSTRIAL BANK OF JAPAN, LTD.,
                                as a Lender


                              By:/s/ Jeffrey Cole
                                 -------------------------------
                                Name:  Jeffrey Cole
                                Title: Senior Vice President


                              DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                                as a Lender


                              By:/s/ Norah McCann
                                 -------------------------------
                                Name:  Norah McCann
                                Title: Senior Vice President


                              By:/s/ Pamela D. Inglehi
                                 -------------------------------
                                Name:  Pamela D. Inglehi
                                Title: Assistant Vice President


                              PROTECTIVE ASSET MANAGEMENT, L.L.C.,
                                as a Lender


                              By:/s/ Mark K. Okada
                                 -------------------------------
                                Name:  Mark K. Okada, CFA
                                Title: Executive Vice President


                              OAK HILL SECURITIES FUND, L.P.,
                                as a Lender

                              By: Oak Hill Securities GenPar,
                                L.P.,
                                 its General Partner

                              By: Oak Hill Securities MGP, Inc.,
                                 its General Partner

                              By:/s/ Scott Krase
                                 -------------------------------
                                Name:  Scott Krase
                                Title: Vice President


                              SENIOR DEBT PORTFOLIO
                              By:Boston Management and Research as
                                 Investment Advisor,
                                 as a Lender


                              By:/s/ Payson F. Swaffield
                                 -------------------------------
                                Name:  Payson F. Swaffield
                                Title: Vice President


                              CREDIT AGRICOLE,
                                as a Lender


                              By:/s/ David Bouhl
                                 -------------------------------
                                Name:  David Bouhl, F.V.P.
                                Title: Head of Corporate Banking
                                Chicago


                              NEW YORK LIFE INSURANCE COMPANY,
                                as a Lender


                                 By:/s/ Steven M. Benevento
                                 -------------------------------
                                Name:  Steven M. Benevento
                                Title: Assistant Vice President


                              THE FUJI BANK, LIMITED,
                                as a Lender


                              By:/s/ Peter L. Chinnici
                               -------------------------------
                                Name:  Peter L. Chinnici
                                Title: Joint General Manager


                              THE LONG-TERM CREDIT BANK OF JAPAN,
                                LIMITED, New York Branch,
                                as a Lender


                              By:/s/ Shuichi Tajima
                                 -------------------------------
                                Name:  Shuichi Tajima
                                Title: Deputy General Manager


                              UNITED OF OMAHA LIFE INSURANCE,
                                as a Lender


                              By:/s/ Rodney P. Walker
                                 -------------------------------
                                Name:  Rodney P. Walker
                                Title: Vice President


                              VAN KAMPEN AMERICAN CAPITAL PRIME
                                RATE INCOME TRUST,
                                as a Lender


                              By:/s/ Kathleen A. Zarn
                                 -------------------------------
                                Name:  Kathleen A. Zarn
                                Title: Vice President


                              THE NORTHWESTERN MUTUAL LIFE
                                INSURANCE COMPANY,
                                as a Lender


                              By:/s/ John E. Schlitske
                                 -------------------------------
                                Name:  John E. Schlitske
                                Title: Vice President